SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Mutual Fund Series Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)	Total fee paid:

__________________________________________________________________________________

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

__________________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3)	Filing Party:

__________________________________________________________________________________

4)	Date Filed:

__________________________________________________________________________________

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

DAY HAGAN TACTICAL DIVIDEND FUND

September 15, 2017

Dear Investor:

As you may know, your investment in the Day Hagan Tactical Dividend Fund as of August 25, 2017 entitled you to vote at the Special Meeting of Shareholders held on September 15, 2017. Unfortunately, the number of shares required to transact the business of the Meeting was not present. As a result, the Shareholder Meeting has been adjourned to October 13, 2017 to allow for additional voter participation.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

With your help, the cost and delay of additional solicitation efforts and meeting adjournments can be avoided.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement located at www.proxyonline.com/docs/DayHaganTDFund.pdf. Another copy of the voting form has been included for your review and convenience. Should you have any questions regarding the Special meeting, the proposal to be voted on or would like another copy of the statement, please call 1 (800) 814-9324.

Please cast your vote using one of the options listed below:

Voting is easy and will only take a few moments of your time.

1.	Vote by Mail. Sign, date and mail the enclosed voting form in the postage-prepaid return envelope provided.

2.	Vote via the Internet. Visit the website indicated on the enclosed voting form and follow the online instructions.

3.	Vote by Phone. Call the toll-free number indicated on the enclosed voting form and follow the voice prompts.

4.	Vote by Phone with a representative. Dial toll-free 1 (800) 814-9324. Please have the proxy card available at the time of the call.